UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2024

22nd Century Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36338	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

321 Farmington Road, Mocksville, North Carolina (Address of Principal Executive Office)	27028 (Zip Code)

Registrant’s telephone number, including area code: (716) 270-1523

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.00001 par value	XXII	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01	Entry into a Material Definitive Agreement.

NCSU Payment Agreement

On September 5, 2024, (the “Effective Date”) the Company entered into a Payment Agreement (the “Agreement”) with North Carolina State University (“NCSU”) to satisfy outstanding payments due under existing License Agreements with NCSU and to prepay license fees and minimum royalty payments related to sponsored research for the Company’s intellectual property program through the end of 2025. The total amount of $1,220,438.34 is payable in cash or through the issuance of Company common stock (the “Shares”), at the Company’s election. The payments shall be issued in three separate installments commencing on or before September 15, 2024 and ending on or before January 15, 2025.

The Shares, if issued at the Company’s election, will be issued in a private placement and were exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(a)(2) thereof as a transaction not involving a public offering and/or Rule 506 of Regulation D promulgated thereunder. Shares issued pursuant the Agreement shall be issued at an effective price per share equal to the 5-day closing price of the Company’s common stock ending the day prior to the applicable issuance date. The total amount of Shares issued under the Agreement shall not exceed 19.99% of the Company’s total outstanding shares on the Effective Date.

The Company has agreed to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by NCSU of the Shares issued within three business days of each Share issuance installment under the Agreement.

A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 with respect to the shares of common stock issuable by the Company to NCSU under the Payment Agreement is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

NCSU Payment Agreement

On September 9, 2024, the Company issued a press release regarding the Payment Agreement. A copy of the press release is attached hereto as Exhibit 99.1.

Investor Presentation

On September 9, 2024, the Company issued an updated investor presentation. A copy of the investor presentation is attached hereto as Exhibit 99.2.

Item 9.01(d):	Financial Statements and Exhibits.

Exhibit 10.1	Payment Agreement with NCSU
Exhibit 99.1	Press Release dated September 9, 2024
Exhibit 99.2	Investor Presentation
104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd Century Group, Inc.

/s/ Lawrence Firestone
Date: September 9, 2024	Lawrence Firestone
Chief Executive Officer